SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                                April 13, 2001
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                           Jones Apparel Group, Inc.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

                                 Pennsylvania

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                (State or other jurisdiction of incorporation)

           1-10746                                  06-0935166
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 (Commission File Number)               (IRS Employer Identification No.)

250 Rittenhouse Circle, Bristol PA                           19007
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(Address of principal executive offices)                   (Zip Code)

                                (215) 785-4000
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             (Registrant's telephone number, including area code)

                                     None

         -------------------------------------------------------------
         (Former name or former address, if changed since last report)


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                                                                             2

Item 5.  Other Events.

     Jones Apparel Group, Inc., a Pennsylvania Corporation (the "Company"), has entered into an Agreement and Plan of Merger dated as of April 13, 2001 (the "Merger Agreement"), among the Company, MCN Acquisition Corp., a Delaware corporation and a direct wholly owned subsidiary of the Company ("Merger Sub"), and McNaughton Apparel Group Inc., a Delaware corporation ("McNaughton"), providing for the merger of McNaughton with and into Merger Sub, with Merger Sub being the surviving corporation of such merger (the "Merger"). Pursuant to the Merger Agreement and subject to the terms and conditions set forth therein, McNaughton will become a wholly owned subsidiary of the Company, and each share of common stock, par value $0.01 per share, of McNaughton outstanding immediately prior to the closing of the Merger will be converted into the right to receive $10.50 in cash and (i) 0.2820 shares of common stock, par value $0.01 per share, of the Company ("Company Common Stock") if the average price of Company Common Stock for the five trading days ending on the second trading day prior the closing of the Merger (the
"Average Price") is greater than or equal to $29.78 and less than or equal to $44.68, (ii) $12.60 divided by the Average Price if the Average Price is greater than $44.68 or (iii) $8.40 divided by the Average Price if the Average Price is less than $29.78. A copy of the Merger Agreement is attached hereto as Exhibit 2.1

     The Merger is subject to customary closing conditions, including the approval of the stockholders of McNaughton and termination or expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

     A copy of the joint press release issued by the Company and McNaughton (the "Press Release") announcing the execution of the Merger Agreement is attached hereto as Exhibit 99.1.

     The foregoing description of the Merger and related transactions does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement and the Press Release, which are attached hereto and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.                     Description
----------                      -----------

2.1 Agreement and Plan of Merger dated as of April 13, 2001, among Jones Apparel Group, Inc., MCN Acquisition Corp. and McNaughton Apparel Group Inc.

99.1 Joint press release dated April 16, 2001 of Jones Apparel Group, Inc. and McNaughton Apparel Group Inc.


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                                                                             3

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        JONES APPAREL GROUP, INC.

Date:  April 16, 2001                   By  /s/ Ira M. Dansky
                                          --------------------------------
                                          Name:  Ira M. Dansky
                                          Title: General Counsel


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                                                                             4

                                 EXHIBIT INDEX


The following exhibits are filed herewith:

Exhibit No.    Description
----------     -----------

2.1 Agreement and Plan of Merger dated as of April 13, 2001, among Jones Apparel Group,
               Inc., MCN Acquisition Corp. and McNaughton
               Apparel Group Inc.

99.1           Joint press release dated April 16, 2001 of
               Jones Apparel Group, Inc. and McNaughton
               Apparel Group Inc.